UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 10, 2020

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38445	36-4787690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a -12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d -2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e -4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed on June 12, 2020 (the “Original 8-K”) to report the results of the matters submitted to a vote by Helius Medical Technologies, Inc.’s (the “Company”) stockholders at the Company’s 2020 Annual Meeting of Stockholders held on June 10, 2020 (the “Annual Meeting”). The sole purpose of this Amendment is to update the outcome of Proposal No. 3, which was not approved by the stockholders of the Company at the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2020, Helius Medical Technologies, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2020. Of the 38,041,666 shares of Class A Common Stock outstanding as of the record date, 23,344,921 shares, or 61.4%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Our stockholder elected the following individuals to serve on our board of directors until the 2021 annual meeting of stockholders of the Company and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Vote For	Votes Withheld	Against	Broker Non-Vote
Philippe Deschamps	15,192,387	194,815	0	7,929,509
Dane C. Andreeff	15,105,528	281,674	0	7,929,509
Jeffrey Mathiesen	15,262,287	124,915	0	7,929,509
Edward M. Straw	15,108,045	279,158	0	7,929,509
Mitchell E. Tyler	15,263,948	123,254	0	7,929,509
Blane Walter	14,951,018	436,184	0	7,929,509

Proposal No. 2: Our stockholder approved the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,034,288	28,951	253,472	—

Proposal No. 3: Our stockholders did not approve the amendment to our Certificate of Incorporation and grant of discretionary authority to the Board of Directors to effect a reverse stock split. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
15,142,684	219,095	25,423	7,929,509

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.
Dated: July 2, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer